Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of PURE Bioscience (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)
the accompanying report on Form 10-Q of the Company for the fiscal quarter ended October 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 15, 2010	By:	/s/ Michael L. Krall
Michael L. Krall President / Chief Executive Officer (Principal Executive Officer)

This certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.